UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2025

Tamboran Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-42149	93-4111196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Suite 01, Level 39, Tower One, International Towers Sydney
100 Barangaroo Avenue, Barangaroo NSW 2000
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: Australia +61 2 8330 6626

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	TBN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07Submission of Matters to a Vote of Security Hold.
On December 4, 2025, Tamboran Resources Corporation (the “Company”) held its 2025 Annual Meeting of Stockholders
(the “2025 Annual Meeting”) where the following matters were voted upon by the Company’s stockholders:
1. The election of each of the Company’s three directors Class II directors, being each of: (1) Ryan Dalton, (2) Andrew Robb, and (3)
Scott Sheffield;
2. Ratification and approval of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026;
3. Approval, for purposes of ASX Listing Rule 10.14 and for all other purposes, of the issuance of 27,251 shares of Common Stock
(which may be represented by CDIs or RSUs) to Richard Stoneburner (or his nominee) under the 2024 Equity Incentive Plan (the
“Plan”), in lieu of the equivalent amount of fees otherwise payable to him by the Company for his service as Interim Chief Executive
Officer;
4. Approval, subject to the passing of Proposal 1, for purposes of ASX Listing Rule 10.14 and for all other purposes, of the issuance of shares of Common Stock (which may be represented by CDIs) to Mr. Scott Sheffield (or his nominee) up to a value of US$200,000 in each fiscal year during the two year period from the date of this Annual Meeting (being in aggregate up to a value of US$400,000)
under the Plan, in lieu of the equivalent amount of directors fees otherwise payable to him by the Company at his election;
5. Approval, for purposes of ASX Listing Rule 10.14 and for all other purposes, of the issuance of shares of Common Stock (which may be represented by CDIs) to Mr. Phillip Pace (or his nominee) up to a value of US$200,000 in each fiscal year during the two year period from the date of this Annual Meeting (being in aggregate up to a value of US$400,000) under the Plan, in lieu of the equivalent amount of directors fees otherwise payable to him by the Company at his election; and
6. Approval, for purposes of ASX Listing Rule 10.14 and for all other purposes, of the issuance of shares of Common Stock (which may be represented by CDIs) to Mr. Jeffrey Bellman (or his nominee) up to a value of US$200,000 in each fiscal year during the two year period from the date of this Annual Meeting (being in aggregate up to a value of US$400,000) under the Plan, in lieu of the equivalent amount of directors fees otherwise payable to him by the Company at his election.
As noted in the proxy statement for the 2025 Annual Meeting, under the rules of the ASX, the Company disregarded votes cast in favor of certain proposals for those shareholders who may have had an interest in the outcome thereof, which voting exclusions impacted the final voting results reflected below.
The following is a summary of the voting results for each matter presented to the Company’s stockholders:

1. Election of Directors	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
Ryan Dalton	10,025,011	-	111,066	1,005,608
Andrew Robb	10,025,888	-	110,189	1,005,608
Scott Sheffield	10,135,069	-	1,008	1,005,608
The three Class II directors nominated by the Board of Directors were elected to serve for a three-year term and until their successors have been duly elected and qualified or until their earlier death, resignation, or removal. There were no nominees to office other than the directors elected.

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
2. Ratification of the appointment of Ernst & Young as the Company’s independent auditors for the fiscal year ending June 30, 2026.	11,140,446	1,233	6	0

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
3. Approval, for purposes of ASX Listing Rule 10.14 and for all other purposes, of the issuance of 27,251 shares of Common Stock (which may be represented by CDIs or RSUs) to Richard Stoneburner (or his nominee) under the Plan, in lieu of the equivalent amount of fees otherwise payable to him by the Company for his service as Interim Chief Executive Officer.	10,080,634	14,252	41,191	1,005,608

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
4. Approval, subject to the passing of Proposal 1, for purposes of ASX Listing Rule 10.14 and for all other purposes, of the issuance of shares of Common Stock (which may be represented by CDIs) to Mr. Scott Sheffield (or his nominee) up to a value of US$200,000 in each fiscal year during the two year period from the date of this Annual Meeting (being in aggregate up to a value of US$400,000) under the Plan, in lieu of the equivalent amount of directors fees otherwise payable to him by the Company at his election.	10,111,512	14,439	10,126	1,005,608

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
5. Approval, for purposes of ASX Listing Rule 10.14 and for all other purposes, of the issuance of shares of Common Stock (which may be represented by CDIs) to Mr. Phillip Pace (or his nominee) up to a value of US$200,000 in each fiscal year during the two year period from the date of this Annual Meeting (being in aggregate up to a value of US$400,000) under the Plan, in lieu of the equivalent amount of directors fees otherwise payable to him by the Company at his election.	10,110,905	15,013	$10,159.00	1,005,608

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
6. Approval, for purposes of ASX Listing Rule 10.14 and for all other purposes, of the issuance of shares of Common Stock (which may be represented by CDIs) to Mr. Jeffrey Bellman (or his nominee) up to a value of US$200,000 in each fiscal year during the two year period from the date of this Annual Meeting (being in aggregate up to a value of US$400,000) under the Plan, in lieu of the equivalent amount of directors fees otherwise payable to him by the Company at his election.	10,110,905	15,013	$10,159.00	1,005,608
Item 9.01Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMBORAN RESOURCES CORPORATION

Date: December 8, 2025	By:	/s/ Eric Dyer
Eric Dyer Chief Financial Officer